IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                          MONTHLY OPERATING REPORT
        Calendar Month November 1 to November 30, 2001 (ACI, AI, BA, CSS)

                       FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [  ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Gregory Boryan, Controller
       Ardent, Inc.
       6861 Elm Street, 1st Floor
       McLean, VA  22101
       703-276-4493

3.     NUMBER OF EMPLOYEES paid during this period:  124

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [x] No [ ]. If yes, explain below. Ardent, Inc. sold its Digital Subscriber Line (DSL) customer base to Network Access Solutions, Inc. (NAS) for a total of approximately $6.7 million. See Detail to Question 14 for additional information.

5.     Are all BUSINESS LICENSES current? Yes [x]  No [ ]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance     $ 7,523,399
       Collected this Period  (1,378,324)   NOTE: Ending balance is net of
       Non-cash Adjustments   (6,145,075)         allowance for uncollected
       Ending Balance        $         0          accounts.

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $2,694,804   31-60 Days:  $-0-   Over 60 Days: $-0-

       If there are any post-petition Accounts Receivable over 60 days, pro vide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $323,985  31-60 Days:  $0       Over 60 Days: $0

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes [x] No [ ]. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period.

       All taxes are reported and remitted to the appropriate taxing authorities by our outside payroll service, Ceredian Pay America.

       Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

       Ceredian payroll tax reports attached.

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [  ]   No [ ].  If no,
       explain:  N/A

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  N/A              Liability 5/1/02
       Fire          5/1/02           Workers Comp. 5/1/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [X] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [x] No [ ] Explain:  See attached schedule

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
None

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional  Service                           Amount
      ----------------------------------------------------------------
       None

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   $ 0


18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: January 29, 2002                      DEBTOR-IN-POSSESSION
                                                    Ardent Communications,
                                                    Inc. and subsidiaries

 Name/Title: Evans Anderson, President          By: /s/ Evans K. Anderson
                                                    -------------------------
 Address: 6849 Old Dominion Drive, Suite 200
          McLean, VA 22101
 Phone:   703-276-4200

<PAGE<
Detail to Question 14
---------------------
- Ardent, Inc. sold its Digital Subscriber Line (DSL) Customer base to Network Access Solutions, Inc. (NAS) for a total of approximately $6.7 million. Approximately 16,000 retail and 5,000 wholesale customers received service through Covad Communications and were transferred to NAS at the time of the sale. NAS paid approximately $2.0 million in cash to Ardent and paid Ardent's pre-petition obligation to Covad Communications in the amount of approximately $4.7 million.

- Ardent, Inc. sold various computer hardward (PC's, monitors, printers, etc.) at market prices, as follows:

Cash Sales             2,700
Cash Sales             1,625
Cash Sales               475
Cash Sales               250
Cash Sales               325
Cash Sales               250
Autore                   750
Cash Sales             1,500
Cash Sales             1,100
Cash Sales               250
Cash Sales                75
Cash Sales                75
Bajor                    165
Progressive Church     2,435
Bishop Perrin            350
Virginia Management    4,000
Progressive Church     2,900
McIlwaine                100
Mincey                   250
Cash Sales               500
Comm Support           2,000
Sandy Spring           1,300
Lamphier                 775
Int. Science           4,000
EJF Real Estate          850
ML Marketing             650
Art Ins. DC            2,000
Cash Sales             2,000
Autore                   150
Nateghian                100
Gunatilleke              325
Hughes                    75
William Smith Co.        400
Cash Sales               700
Kaikhosrawkiani          100
Cash Sales               600
Haney                    300
Mad Tech                 350
Moore                    120
Abooali                  150
Tier Tech              1,100

TOTAL FOR
NOVEMBER 2001         38,120

All sales were made in the ordinary course of business on an arms-length basis and were at prices approximating market value.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                             Income Statement
                       (Business Debtor, Accrual Basis)
        Calendar Month November 1 to November 30, 2001 (ACI, AI, BA, CSS)
          Year to Date October 10, 2001 to November 30, 2001 (ACI, AI) Year to Date October 25, 2001 to November 20, 2001 (BA, CSS)
                (all figures refer to post-petition transactions)


                                                Current Month   Year to Date
                                                -------------   ------------

(A) Total Sales/Income            (A)             2,046,612       4,611,038

(B) Total Cost of Sales           (B)             3,339,599       5,430,407
                                                -------------   -------------
(C) Gross Profit                  (C=A-B)        (1,292,987)       (819,369)
                                                -------------   -------------
Operating Expenses

Officer Salaries (Gross)                            139,259         208,796
Other Employee Salaries (Gross)                     696,314         961,035
Taxes (Payroll: Employer's Share)                    56,927          70,985
Employee Benefits (Insurance, Pension                35,118         173,982
    Plan, etc. Employer's Share)

Advertising                                          (9,414)          2,404
Bad Debts                                         6,280,000       6,280,000
Depreciation and Amortization                       269,491       1,004,572
Insurance (Other)                                    82,752         178,512
Leases (other than Rent)                                -                -
Outside Services & Contractors                       22,655          24,590
Professional Fees (Attorney, Accountant)            (82,155)         64,194
Rent and leases                                  (1,251,550)     (1,211,115)
Repairs & Maintenace                                 78,265         187,785
Supplies                                           (122,632)       (109,941)
Taxes and Other                                      12,873          21,341
Telephone                                           (40,045)        (11,572)
Travel                                               19,467          35,850
Utilities                                             3,662           3,662
U.S. Trustee Quarterly Fee                            1,167           6,667
Bank charges                                          8,089          14,560
                                                 ----------       ----------
(D) Total Operating Expenses     (D)              6,200,243       7,906,307
                                                 ----------       ----------

(E) Profit/(Loss)from operations (E=C-D)         (7,493,230)     (8,725,676)
                                                 ----------       ----------
Other Income (Expenses)

    Interest Income                                  10,370          10,695
    Interest Expense                               (220,050)       (220,050)

    Other Income (Expense)                         (101,593)       (101,593)
    Impairment of Fixed Assets                  (53,118,913)    (53,118,913)
    Impairment of Investments                    (7,025,221)     (7,025,221)
    Gain on Sale of IPORT Assets                  4,200,000       4,200,000
    Gain on Sale of DSL Business                  4,511,505       4,511,505

Extraordinary Items
                                                -----------       ----------
(F) Total Other Income/Expense &
       Extraordinary Items       (F)            (51,743,902)    (51,743,577)
                                                ------------      ----------
(G) Income (Loss) Before Taxes   (G=E+F)        (59,237,132)    (60,469,253)

(H) Income Tax Expense           (H)                    -                -
                                                ------------     -----------
(I) Net Income (Loss)            (I=G-H)        (59,237,132)    (60,469,253)
                                                ============     ===========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                Income Statement (Adjusted for Non-Recurring)

                       (Business Debtor, Accrual Basis)
        Calendar Month November 1 to November 30, 2001 (ACI, AI, BA, CSS)
               (all figures refer to post-petition transactions)


                                      Nov-01   (1)Non-recurring      Nov-01
                                     Actuals       Adjustments     Operations
                                  -------------   --------------- ------------

(A) Total Sales/Income  (A)         2,046,612        651,886       2,698,498

(B) Total Cost of Sales (B)         3,339,599     (1,691,597)      1,648,002
                                 ---------------------------------------------
(C) Gross Profit        (C=A-B)   (1,292,987)      2,343,483       1,050,496
                                 ---------------------------------------------
Operating Expenses

Officer Salaries (Gross)             139,259          50,000         189,259
Other Employee Salaries (Gross)      696,314        (346,353)        349,961
Taxes (Payroll: Employer's Share)     56,927           4,295          61,222
Employee Benefits (Insurance,
 Pension Plan, etc. Employer's        35,118          81,705         116,823
    Share)

Advertising                           (9,414)         10,170             756
Bad Debts                          6,280,000      (6,145,075)        134,925
Depreciation and Amortization        269,491            -            269,491
Insurance (Other)                     82,752          58,608         141,360
Leases (other than Rent)                -
Outside Services & Contractors        22,655         (18,851)          3,804
Professional Fees (Attorney,
   Accountant)                       (82,155)        255,000         172,845
Rent and leases                   (1,251,550)      1,303,036          51,486
Repairs & Maintenace                  78,265          84,013         162,278
Supplies                            (122,632)        125,565           2,933
Taxes and Other                       12,873                          12,873
Telephone                            (40,045)         45,000           4,955
Travel                                19,467             826          20,293
Utilities                              3,662                           3,662
U.S. Trustee Quarterly Fee             1,167                           1,167
Bank charges                           8,089                           8,089
                                   -------------------------------------------
(D) Total Operating Expenses (D)   6,200,243      (4,492,062)      1,708,181
                                   -------------------------------------------
(E) Profit/(Loss)from
    operations (E=C-D)            (7,493,230)      6,835,545        (657,685)
                                   -------------------------------------------
Other Income (Expenses)

    Interest Income                   10,370                       10,370
    Interest Expense                (220,050)        220,050          -
    Other Income (Expense)          (101,593)        101,593          -
    Impairment of Fixed Assets   (53,118,913)     53,118,913          -
    Impairment of Investments     (7,025,221)      7,025,221          -
    Gain on Sale of IPORT Assets   4,200,000      (4,200,000)         -
    Gain on Sale of DSL Business   4,511,505      (4,511,505)         -

Extraordinary Items
                                  --------------------------------------------
(F) Total Other Income/Expense
      & Extraordinary Items   (F) (51,743,902)    51,754,272       10,370
                                  --------------------------------------------
(G) Income (Loss) Before
       Taxes   (G=E+F)            (59,237,132)    58,589,817     (647,315)

(H) Income Tax Expense  (H)             -                -            -
                                  --------------------------------------------
(I) Net Income (Loss) (I=G-H)     (59,237,132)     58,589,817    (647,315)
                                  ============================================


Footnotes:
 (1) Non-recurring adjustment descriptions are listed on next page


NON-RECURRING ADJUSTMENTS
FOR THE MONTH OF NOVEMBER 2001
                                                                                    Better
        Adjustment Type                Description                                  (Worse)
        ---------------                -----------                                ----------
Total Sales/Income                Overaccrual of DSL Revenue                       (634,000)
                                  Overaccrual of WEB Revenue                        (17,886)
                                                                                  ---------
                                                                                   (651,886)

Total Cost of Sales               Overaccrual of carrier dispute credits          2,258,119
                                  Recording of surcharge reimbursement billings    (566,522)
                                                                                  ---------
                                                                                  1,691,597

Officer Salaries (Gross)          Reversal of officer bonus previously accrued       50,000

Other Employee Salaries (Gross)   Adjustment Payroll accrual                         17,929
                                  Underaccrual of payroll for terminated employees (364,282)
                                                                                  ---------
                                                                                   (346,353)

Taxes (Payroll: Employer's Share) Payroll tax adjustment                              4,295

Employee Benefits (Insurance,     Adjustment for proper recording of cost
  Pension Plan, etc. Employer's   of benefits                                       (49,206)
  Share)                          Reversal of accrued vacation for terminated
                                  employees                                         130,911
                                                                                  ---------
                                                                                     81,705

Advertising                       Adjustment to prior months expenses                 1,500
                                  Adjustment to prior months expenses                 8,670
                                                                                  ---------
                                                                                     10,170

Bad Debt Expense                  Addition to reserve                           (6,280,000)
                                  Less: 5% of revenue normal estimate
                                  Non-recurring addition                           134,925
                                                                                 ---------
                                                                                (6,145,075)

Insurance (Other)                 Overaccrual of amortization of D&O insurance      58,608

Outside Services & Contractors    Overaccrual of pre-petition agent referral
                                  fees                                              31,147
                                  Overaccrual of pre-petition consulting fees      (49,998)
                                                                                ----------
                                                                                   (18,851)
Professional Fees (Attorney,      Overaccrual of pre-petition audit and tax
 Accountant)                      fees                                             255,000

Rent and Leases                   Write-off of deferred rent adjustment          1,303,036

Repairs and Maintenance           Overaccrual of Cisco equipment maintenance        84,013

Supplies                          Overaccrual of miscellaneous SG&A expenses       125,565

Telephone                         Overaccrual of Verizon and Nextel charges         45,000

Travel                            Overaccrual of travel and entertainment expenses     826

Interest Expense                  Write off unamortized loan costs                (220,050)

Other Income (Expense)            Write off miscellaneous balances                (101,593)

Impairment of Fixed Assets        Write down of Impaired assets                (53,118,913)

Impairment of Investments         Write down of impaired investments            (7,025,221)

Gain of Sale if IPORT             Record additional amount for deferred gain
                                  on sale                                        4,200,000

Gain of Sale of DSL Business      Net of cash received, pre-petition payables
                                  relieved, and write-off of unamortized amounts 4,511,505




IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                              Balance Sheet
                           As of November 30,2001


CURRENT ASSETS
  Cash                                             2,852,635
  Pre-Petition Accounts Receivable                     -
  Post-Petition Accounts receivable                2,694,804
  Notes Receivable
  Inventory
  Other current assets                             1,174,511
                                                 ------------
      Total Current Assets                                        6,721,950

FIXED ASSETS
  Land
  Buildings
  Equipment, Furniture & Fixtures                  23,842,421
                                                 ------------
  Gross Fixed Assets                               23,842,421
     Less Accumulated Depreciation                ( 5,903,998)
                                                 ------------
     Total Fixed Assets                                          17,938,423

OTHER ASSETS
  Net Intangibles and Investments                     500,000
  Other Long-Term Assets                              693,495
                                                  -----------
      Total Other Assets                                           1,193,495
                                                                 -----------
TOTAL ASSETS                                                      25,853,868
                                                                 ===========

POST-PETITION LIABILITIES:
  Accounts Payable                                    323,985
  Accrued Salaries and Benefits                       594,281
  Rents and Leases Payable
  Taxes Payable
  Other liabilities
                                                   -----------
       Total Post-Petition Liabilities                               918,266

PRE-PETITION LIABILITIES:
  Priority Claims
  Secured Debts                                    17,056,411
  Unsecured Debts                                  93,594,473
  Accrued Dividends on Preferred Stock              2,928,865
                                                  -----------
       Total Pre-Petition Liabilities                            113,579,749

OTHER LIABILITIES
  Deferred Gain on Sale of Assets                     800,000
  Other Accrued Liabilities                         3,137,486
                                                  -----------
                 Total Accrued Liabilities                         3,937,486

OWNERS' EQUITY (Deficit):
        Preferred Stock                           188,076,592
        Treasury Stock                            (17,073,421)
        Common Stock                                  242,698
        Stock Warrants                             63,375,977
        Paid in Capital                           223,307,675
        Retained Earnings (Deficit)
          Pre-Petition                           (490,041,901)
          Post-Petition                           (60,469,253)
          Total Owners' Equity (Deficit)                         (92,581,633)
                                                                 ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        25,853,868
                                                                 ============

NOTE: All equity received by Ardent Communications, Inc. (parent) was transferred to the subsidiaries to fund operating losses and capital expenditures.
       Deferred gain represents contingent liability to Cisco Systems, Inc. for any patent claims related to the sale of the IPORT software in December 2000.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                          CASH RECONCILIATION REPORT
                       (Business Debtor, Accrual Basis)
       Current Month November 1 to November 30, 2001 (ACT, AI, BA, CSS)
           Year to Date October 10, 2001 to November 30, 2001 (ACI, AI) Year to Date October 26, 2001 to November 30, 2001 (BA, CSS)
                 (All figures refer to post-petition transactions)

                                                Current           YTD
                                                 Month           Totals
                                                -------          ------

(A)  Beginning Cash Balance     (A)           2,571,406        3,081,927

(B)  Net Income (Loss)          (B)         (59,237,132)     (60,469,253)

Add Expenses (Income) Not Affecting Cash:
     Depreciation                               269,491        1,004,572
     Bad Debt Expense                         6,280,000        6,280,000
     Write off of Deferred Rent              (1,303,036)      (1,303,036)
     Impairment of Fixed Assets              53,118,913       53,118,913
     Impairment of Investments                7,025,221        7,025,221
     Non-cash Gain on Sale of IPORT Assets   (4,200,000)      (4,200,000)
     Non-cash Gain on Sale of DSL Business   (2,558,957)      (2,558,957)
                                             ----------        ---------
(C)  Sub-Total                  (C)          58,631,632       59,366,713
                                             ----------        ---------
(D)  Cash from Operations       (D=B+C)        (605,500)      (1,102,540)
                                             ----------        ---------

Other Sources (Uses) of Cash:

Sources (Uses)
--------------
Decrease (Incr)- Accounts Receivable          1,110,391         (491,755)
Decrease (Incr)- Other Current Assets           866,317        1,115,019
Decrease (Incr)- Other Long-Term Assets         240,896          314,066
Decrease (Incr)- Equipment, Furniture &
                   Fixtures                   1,203,032        1,129,852
Increase (Decr)- Post-Petition Accounts
                    Payable                     383,945          383,945
Increase (Decr)- Other Accrued Liabilities   (2,917,955)      (2,112,310)
(Less) Unrecorded bank service charges              -                -
                                              ---------         --------
(E)  Total Other Sources (Uses)
       of Cash                    (E)           866,629          873,148
                                              ---------        ---------
(F)  Ending Cash Balance          (F=A+D+E)   2,852,535        2,852,535
                                              =========        =========
(G)  Balance per Bank Statement   (G)         3,241,436
(H)     Less Outstanding Checks   (H)           388,901
(I)     Add Deposits in Transit   (I)               -
                                              ---------
(J)     Reconciled Bank Balance   (J=(G-H)+I) 2,852,535
                                              =========

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.


Beginning Cash Checkbook Balance              2,571,406        3,081,927

Inflows                                       2,166,874        3,676,537

Inflow from sale of DSL Business              1,999,672        1,999,672

Outflows                                     (3,885,417)      (5,905,601)
                                              ---------        ---------

Ending Cash Checkbook Balance                 2,852,535        2,852,535
                                              =========        =========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month November 1 to November 30, 2001 (ACT, AI, BA, CSS)
               (All figures refer to post-petition transactions)


Total Disbursements from Operating Account                  3,066,401
Total Disbursements from Payroll Account                      819,016
Total Disbursements from Tax Escrow Account                      -
Total Disbursements from any Other Account                       -
Total Disbursements from all Accounts                       ---------
                                                            3,885,417
                                                            =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS RECEIVABLE
                            As of November 30, 2001
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $2,694,804  Various


NOTE: Details of Accounts Receivable available upon request.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS PAYABLE
                            As of October 31, 2001
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $323,985   Various


NOTE: Details of Accounts Payable available upon request.